Exhibit 99.3

VERASUN ENERGY CORPORATION

UNAUDITED GUARANTOR / NON-GUARANTOR

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Under the universal shelf registration statement on Form S-3 (the “Registration Statement”) filed by VeraSun Energy Corporation (“Company” or “VEC”), certain wholly-owned subsidiaries of the Company may fully and unconditionally guarantee, on a joint and several basis, debt securities that may be offered from time to time by the Company under the Registration Statement. The following tables present unaudited condensed consolidating financial information for (i) the Company, (ii) all of the subsidiaries of the Company that may guarantee debt securities offered under the Registration Statement and (iii) subsidiaries of the Company that would not guarantee such debt securities, as of June 30, 2008, and for the three and/or six months then ended. VeraSun Aurora Corporation, VeraSun Fort Dodge, LLC, VeraSun Charles City, LLC, VeraSun Marketing, LLC, VeraSun Hartley, LLC, VeraSun Welcome, LLC, VeraSun Biodiesel, LLC, VeraSun Granite City, LLC, VeraSun Reynolds, LLC, VeraSun Litchfield, LLC, VeraSun Tilton, LLC, and US BioEnergy Corporation, each a wholly-owned subsidiary of VEC, are combined as guarantors. This report does not constitute an offer of any securities for sale.

Certain debt financing arrangements of the Company’s non-guarantor subsidiaries limit the non-guarantor subsidiaries’ ability to pay dividends or make distributions to the guarantor companies. The Company’s unaudited condensed consolidated balance sheet includes approximately $604 million of net assets of the non-guarantor subsidiaries at June 30, 2008, which, subject to limitations under the applicable financing arrangements, would generally be available to fund operations and investments at a particular non-guarantor subsidiary, but would not be available to the guarantor subsidiaries for general corporate purposes.

CONDENSED CONSOLIDATING BALANCE SHEET

JUNE 30, 2008

ASSETS

(in thousands)

	Issuer	Guarantors	Non-Guarantors	Eliminations and Consolidations	Consolidated
Current Assets
Cash and cash equivalents	$2,034	$—	$31,930	$(5,523)	$28,441
Restricted cash	1,525	—	13,252	—	14,777
Trade receivables	—	66,261	103,634	(2,897)	166,998
Inventories	—	109,799	93,121	7,737	210,657
Prepaid expenses and other assets	—	128,216	22,366	(42,806)	107,776
Derivative financial instruments	—	39,850	24,383	—	64,233
Deferred income taxes	—	1,765	—	(917)	848

Total current assets	3,559	345,891	288,686	(44,406)	593,730

Other Assets
Goodwill	6,106	18,180	242,493	—	266,779
Other intangible assets	—	—	66,344	—	66,344
Other long-term assets	2,610	19,363	5,260	—	27,233
Debt issuance costs, net	18,077	—	—	—	18,077
Deferred income taxes	22,813	—	—	(22,813)	—
Investment in subsidiaries	1,450,392	738,462	1,837	(2,190,691)	—

	1,499,998	776,005	315,934	(2,213,504)	378,433

Property and equipment, net	13,928	829,795	1,631,196	5,903	2,480,822

	$1,517,485	$1,951,691	$2,235,816	$(2,252,007)	$3,452,985

VERASUN ENERGY CORPORATION

UNAUDITED GUARANTOR / NON-GUARANTOR

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (continued)

Condensed Consolidating Balance Sheet (continued)

JUNE 30, 2008

LIABILITIES AND SHAREHOLDERS’ AND MEMBERS’ EQUITY

(in thousands)

	Issuer	Guarantors	Non-Guarantors	Eliminations and Consolidations	Consolidated
Current Liabilities
Outstanding checks in excess of bank balance	$—	$14,319	$—	$(14,319)	$—
Current maturities of long-term debt	—	—	51,124	—	51,124
Accounts payable	18,707	134,311	60,065	(36,252)	176,831
Accrued expenses and other liabilities	5,379	12,274	24,538	—	42,191
Derivative financial instruments	—	38,964	2,743	—	41,707
Deferred income taxes	538	—	379	(917)	—

Total current liabilities	24,624	199,868	138,849	(51,488)	311,853

Long-Term Liabilities
Long-term debt, less current maturities	697,682	—	699,036	—	1,396,718
Deferred income taxes	—	126,446	53,961	(22,813)	157,594
Other long-term liabilities	1,444	10,652	34,953	—	47,049

	699,126	137,098	787,950	(22,813)	1,601,361

Minority interest in consolidated subsidiary	—	—	3,908	—	3,908
Intercompany (receivable) payable	(737,328)	605,532	131,796	—	—

Shareholders’ and Members’ Equity	1,531,063	1,009,193	1,173,313	(2,177,706)	1,535,863

	$1,517,485	$1,951,691	$2,235,816	$(2,252,007)	$3,452,985

VERASUN ENERGY CORPORATION

UNAUDITED GUARANTOR / NON-GUARANTOR

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (continued)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

For the Three Months Ended June 30, 2008

(in thousands)

	Issuer	Guarantors	Non-Guarantors	Eliminations and Consolidations	Consolidated
Net sales	$3,930	$495,336	$522,272	$(6,370)	$1,015,168
Cost of goods sold	81	466,458	483,045	(6,370)	943,214

Gross profit	3,849	28,878	39,227	—	71,954
Startup expenses	—	2,651	1,940	—	4,591
Restructuring charge	2,004	—	—	—	2,004
Selling, general and administrative expenses	11,662	948	3,707	—	16,317

Operating income (loss)	(9,817)	25,279	33,580	—	49,042

Other income (expense):
Interest expense	(17,391)	(7,143)	(10,782)	19,815	(15,501)
Interest income	16,215	844	206	(16,658)	607
Equity in earnings of subsidiaries	28,928	12,104	—	(41,032)	—
Other income	2,485	50	(2,295)	—	240

	30,237	5,855	(12,871)	(37,875)	(14,654)

Income before income taxes and minority interest	20,420	31,134	20,709	(37,875)	34,388
Income tax provision (benefit)	(3,470)	7,111	6,863	—	10,504

Income before minority interest	23,890	24,023	13,846	(37,875)	23,884
Minority interest in net loss of subsidiary, net of income taxes	—	—	6	—	6

Net income	$23,890	$24,023	$13,852	$(37,875)	$23,890

VERASUN ENERGY CORPORATION

UNAUDITED GUARANTOR / NON-GUARANTOR

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (continued)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008

(in thousands)

	Issuer	Guarantors	Non-Guarantors	Eliminations and Consolidations	Consolidated
Net sales	$7,757	$875,619	$654,636	$(6,370)	$1,531,642
Cost of goods sold	120	816,406	614,414	(6,370)	1,424,570

Gross profit	7,637	59,213	40,222	—	107,072
Startup expenses	—	3,777	2,925	—	6,702
Restructuring charge	2,004	—	—	—	2,004
Selling, general and administrative expenses	21,010	2,293	4,379	—	27,682

Operating income (loss)	(15,377)	53,143	32,918	—	70,684

Other income (expense):
Interest expense	(34,578)	(14,140)	(14,172)	36,576	(26,314)
Interest income	31,956	1,694	217	(32,319)	1,548
Equity in earnings of subsidiaries	40,731	12,104	—	(52,835)	—
Other income	2,674	335	(2,295)	—	714

	40,783	(7)	(16,250)	(48,578)	(24,052)

Income before income taxes and minority interest	25,406	53,136	16,668	(48,578)	46,632
Income tax provision (benefit)	(6,057)	15,874	5,358	—	15,175

Income before minority interest	31,463	37,262	11,310	(48,578)	31,457
Minority interest in net loss of subsidiary, net of income taxes	—	—	6	—	6

Net income	$31,463	$37,262	$11,316	$(48,578)	$31,463

VERASUN ENERGY CORPORATION

UNAUDITED GUARANTOR / NON-GUARANTOR

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (continued)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2008

(in thousands)

	Issuer	Guarantors	Non-Guarantors	Eliminations and Consolidations	Consolidated
Net cash provided by (used in) operating activities	$(171,748)	$97,334	$31,453	$4,249	$(38,712)

Cash Flows from Investing Activities
Purchases of property and equipment	3,512	(129,474)	(58,646)	(4,249)	(188,857)
US BioEnergy acquisition, net of transaction costs	(6,233)	16,292	35,047	—	45,106
Proceeds from the sale of short-term investments	43,175	—	—	—	43,175
Change in restricted cash	(1,525)	—	(13,252)	—	(14,777)
Payments for other long-term assets and liabilities	1,232	(872)	(2,400)	—	(2,040)
Proceeds from sales of equipment	—	1,300	—	—	1,300

Net cash (used in) provided by investing activities	40,161	(112,754)	(39,251)	(4,249)	(116,093)

Cash Flows from Financing Activities
Proceeds from long-term debt	40,500	—	56,592	—	97,092
Principal payments on long-term debt	—	—	(19,696)	—	(19,696)
Debt issuance cost paid	(3,655)	—	—	—	(3,655)
Cost of registering equity securities	(1,063)	—	—	—	(1,063)
Net effect of the exercise of stock options	(374)	—	—	—	(374)
Outstanding checks in excess of bank balance	—	5,523	—	(5,523)	—

Net cash provided by (used in ) financing activities	35,408	5,523	36,896	(5,523)	72,304

Net (decrease) increase in cash and cash equivalents	(96,179)	(9,897)	29,098	(5,523)	(82,501)

Cash and cash equivalents, beginning of period	98,213	9,897	2,832	—	110,942

Cash and cash equivalents, end of period	$2,034	$—	$31,930	$(5,523)	$28,441